UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 16, 2011

FX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25386	87-0504461
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

3006 Highland Drive, Suite 206
Salt Lake City, Utah		84106
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 486-5555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Following approval by the stockholders on September 15, 2011, of the FX Energy, Inc., 2011 Incentive Plan, on September 16, 2011, the Company’s Compensation Committee, including all independent directors, unanimously recommended to the board of directors, and the board of directors, including all independent directors, unanimously approved grants of initial awards under the plan, with the effect that all grants previously awarded under the Executive Incentive Royalty Agreement are terminated.

The stockholder-approved 2011 Incentive Plan authorizes the Company to issue awards respecting a maximum 3,900,000 shares, plus the number of shares available to be granted under prior plans.  Under this 2011 plan, subject to the discretion of the plan administrator, the Company intends to award annually an aggregate number of shares equal to 1.82% of the number of the Company’s outstanding shares (or such lesser number as may be available under the plan), with each award consisting of two-thirds stock options and one-third restricted stock.  Prior to submitting the 2011 Incentive Plan to the stockholders for approval, each participant in the Company’s executive incentive royalty plan that was adopted and implemented in early 2010 agreed in writing to relinquish his or her royalty plan participation upon stockholder approval of the 2011 Incentive Plan and the grant of initial awards thereunder prior to December 31, 2011.  The currently reported grants fulfill this condition, thereby terminating such executive incentive royalty plan and all grants thereunder.

The following table shows the incentive grants to each named executive officer, each director, and all other employees as a group:

	Stock	Restricted
Grantee	Options	Stock

Pierce, David N.	71,099	35,550
Maciolek, Jerzy	63,481	31,741
Pierce, Andrew W.	63,481	31,741
Hardman, Richard	45,707	22,853
Lovejoy, Thomas B.	40,628	20,314
Newton, Clay	38,089	19,044
Goldstein, Dennis B.	20,314	10,157
Grundvig, Arnold S.	10,157	5,079
Turner, Allen	10,157	5,079
All others	273,393	136,697

Total	636,507	318,254

ITEM 1.02—TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

As a result of the stockholders approval of the 2011 Incentive Plan and the grant of equity incentives as described in Item 1.01, the executive incentive royalty plan adopted in early 2010 is now terminated, all previous grants thereunder have been rescinded, and no further grants will be made thereunder.  Adoption of the executive incentive royalty plan was reported in the Company’s Annual Report on Form 10-K for the period ended December 31, 2009, filed March 17, 2010.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number	Title of Document	Location

10	Material Contracts
10.101	FX Energy, Inc., 2011 Incentive Plan	Incorporated by reference from the definitive Proxy Statement on Schedule 14A filed August 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX ENERGY, INC.
Registrant

Dated: September 20, 2011	By:	/s/ Clay Newton
Clay Newton, Vice President